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              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON JUNE 22, 1998

                                ----------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           BLUE RIVER BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    Indiana                                35-2016637
         ------------------------                     ---------------------
         (State of incorporation)                      (I.R.S. employer
                                                      identification number)


         116 South Harrison Street
         Shelbyville, Indiana                               46176
         -------------------------                        ----------
         (Address of principal executive office)          (Zip Code)



                                ----------------


        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None.
                                      ----

        Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
                           --------------------------
                                (Title of Class)



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ITEM 1:       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

       Incorporated herein by reference is a description of the Registrant's common stock ("Common Stock") set forth under the heading "Description of Capital Stock" contained in the Registrant's registration statement on Form SB-2 under the Securities Act of 1933, as amended, File No. 333-48269, filed with the Securities and Exchange Commission on March 19, 1998 ("Registration Statement").

ITEM 2:       EXHIBITS

       1 Specimen form of stock certificate representing shares of Common Stock of the Registrant.

       2(a) Amended and Restated Articles of Incorporation of Registrant (incorporated herein by reference to Exhibit 3.1 of Pre-Effective Amendment No. 3 to the Registration Statement filed on June 22,
              1998).

       2(b) Amended and Restated By-Laws of Registrant (incorporated herein by reference to Exhibit 3.2 of Pre-Effective Amendment No. 3 to the Registration Statement filed on June 22, 1998).



                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 BLUE RIVER BANCSHARES, INC.


Dated: June 22, 1998                             By:  /s/ ROBERT C. REED
                                                      ------------------------
                                                      Robert C. Reed, President






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                              INDEX TO EXHIBITS


EXHIBIT NO.                     DESCRIPTION
------- ---                     -----------

1 Specimen form of stock certificate representing shares of Common Stock of the Registrant.

2(a) Amended and Restated Articles of Incorporation of Registrant (incorporated herein by reference to Exhibit 3.1 of Pre-Effective Amendment No. 3 to the Registration Statement filed on June 22, 1998).

2(b) Amended and Restated By-Laws of Registrant (incorporated herein by reference to Exhibit 3.2 of Pre-Effective Amendment
                No. 3 to the Registration Statement filed on June 22, 1998).